                                                                   EXHIBIT 10.31
                             AMENDED AND RESTATED

                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of June 13, 2002 by and among Thermadyne Holdings Corporation, a Delaware corporation ("Holdings"), the subsidiaries of Holdings signatory hereto (together with Holdings, the "Employers"), and Osvaldo Ricci ("Employee").

                                    RECITALS

         A. Employers commenced voluntary cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on November 19, 2001 (the "Petition Date") in the United States Bankruptcy Court for the Eastern Division of the Eastern District of Missouri (the "Bankruptcy Court").

         B. On March 13, 2002, Employers filed with the Bankruptcy Court a Motion Pursuant to Sections 105(a), 363(b)(1), and 365 of the Bankruptcy Code for an Order Approving the Adoption of a Key Employee Retention Program and the Assumption of Employment Agreements (the "Motion"). On May 13, 2002, Employers filed with the Bankruptcy Court a Supplemental Motion for Order Approving the Adoption of Modified Key Employee Retention Program (the "Supplemental Motion"). On May 28, 2002, Employers filed with the Bankruptcy Court a Joint Stipulation by and between Employers and the Official Creditors' Committee Approving Employers Supplemental Motion for Order Approving Adoption of Modified Key Employee Retention Program, as Amended, was filed (the "Joint Stipulation").

         C. On May 28, 2002, the Bankruptcy Court entered an Order (the "Order") approving the Joint Stipulation.

         D. Certain of Employers and Employee are parties to (i) the Executive Employment Agreement dated May 21, 2001 and (ii) the First Amendment to Executive Employment Agreement dated November 16, 2001 (collectively, the "Prior Employment Agreements").

         E. Pursuant to Section 365 of the Bankruptcy Code and the Joint Stipulation, Employers desire to assume the Prior Employment Agreements subject to the amendments thereto that were approved by the Bankruptcy Court pursuant to the Order and that are set forth in this Agreement.

         F. This Agreement amends, restates and supercedes the Prior Employment Agreements in their entirety.

         NOW THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employers and Employee do hereby covenant and agree as follows:

         SECTION 1. Basic Employment Provisions.

         (a) Employment. Employers hereby employ Employee (hereinafter referred to as the "Employment") as Vice President Logistics, and Employee agrees to be employed by Employers in such capacity, all on the terms and conditions set forth herein.

         (b) Duties. Employee shall be subject to the direction and supervision of the Chief Executive Officer ("CEO"), and, as the Vice President Logistics, shall have those duties and responsibilities that are assigned to him by the CEO consistent with his position. Employee shall devote all of his business time and attention to the transaction of the Employer's businesses as is reasonably necessary to discharge his supervisory management responsibilities hereunder. Employee agrees to perform faithfully the duties assigned to him to the best of his ability.

         SECTION 2. Compensation.

         (a) Salary. During the Employment, Employers shall pay to Employee a salary as basic compensation for the services to be rendered by Employee hereunder. The initial amount of such salary shall be $215,000 per annum. Such salary shall be review no less frequently than annually by the CEO and may be increased at the discretion of the CEO. Such salary shall accrue and be payable in accordance with the payroll practices of Employers then in effect. All such payments shall be subject to deductions and withholdings authorized or required by applicable law.

         (b) Bonus. During the Employment, Employee shall additionally participate in an annual bonus plan providing for an annual bonus opportunity equaling 50% of Employee's annual salary. The bonus is paid at the sole discretion of the CEO and Board of Directors. Notwithstanding the foregoing, Employee shall be paid a bonus of $40,000 for the 2001 calendar year.

         (c) Benefits. During the Employment, Employee shall be entitled to participate in such other employee benefits plans, programs and arrangements as are customarily accorded the executives of Employers, including without limitation, tax qualified profit sharing and retirement plans, group life, hospitalization and other insurance and vacations (but excluding stock option and other stock or equity-based compensation plans), on a basis no less favorable than as the date of this Agreement.

         SECTION 3. Termination.

         (a) Death or Disability. The Employment shall terminate automatically upon the death or total disability of Employee. For the purpose of this Agreement, "total disability" shall be deemed to have occurred if Employee shall have been unable to perform the duties of his Employment due to mental or physical incapacity for a period of six (6) consecutive months.

         (b) Cause. Any of the Employers acting alone, may terminate the Employment for Cause. For the purposes of this Agreement "Cause" shall be deemed to be (i) dishonesty by the Employee or (ii) serious or frequent neglect of Employee's obligations or duties owed to any of the Employers.

         (c) Without Cause. Any of the Employers, acting alone, may terminate the Employment without Cause.

         (d) Constructive Termination. Employee may elect to terminate his Employment if any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employers fail to expressly assume and agree to perform the Employment Agreement in the same manner and to the same extent the Employers would be required to perform it if no such succession had taken place.

         SECTION 4. Compensation Following Termination.

         (a) Death or Disability. If the Employment is terminated pursuant to the provisions of Section 3(a) above, this Agreement shall terminate and no further compensation or benefits shall be payable to Employee except that Employee or Employee's estate, heirs or beneficiaries, as applicable, shall be entitled, in addition to any other benefits to which Employee is or may become entitled under any benefit plan, to receive Employee's then current basic compensation pursuant to Section 2(a) above and the benefits to which Employee would otherwise be entitled pursuant to Section 2(c) above for a period of 18 months from the date the Employment is terminated.

         (b) Termination for Cause or Voluntary Termination. If this Employment is terminated for Cause pursuant to Section 3(b), or voluntarily by the Employee, no further compensation or benefits shall be paid to Employee after the date of termination. However, Employee may be entitled to receive benefits pursuant to the terms of any applicable benefit plan.

         (c) Termination Without Cause. If the Employment is terminated without cause pursuant to Section 3(c), then for twelve months after the termination, Employee shall continue to receive from the Employers his then current basic compensation hereunder and, for twelve months after the termination, shall further be entitled to receive the benefits to which he would otherwise be entitled pursuant to Section 2(c) above. Such continuation of compensation and benefits shall continue for twelve months notwithstanding any earlier death or reemployment of Employee.

         (d) Constructive Termination. If the Employment is terminated pursuant to Section 3(d), then for twenty-four months after the termination, Employee shall continue to receive from the Employers his then current basic compensation hereunder and, for twenty-four months after the termination, shall further be entitled to receive the benefits to which he would otherwise be entitled pursuant to Section 2(c) above. Such continuation of compensation and benefits shall continue for twenty-four months notwithstanding any earlier death or reemployment of Employee.

         SECTION 5. Expense Reimbursement. Upon the submission of properly documented expense account reports, Employers shall reimburse Employee for all reasonable business related travel and expenses incurred by Employee in the course of his Employment with Employers.

         SECTION 6. Assignability; Binding Nature. This Agreement shall be binding and inure to the benefit of the parties, and their respective successors, heirs (in the case of Employee) and assigns. No obligations of the Employers under this Agreement may be assigned or transferred by the Employers except that such obligations shall be assigned or transferred (as described below) pursuant to a merger or consolidation of Holdings in which Holdings is not the continuing entity, or the sale of liquidation of all or substantially all of the assets of the Employers, provided that the assignee or transferee is the surviving entity or successor to all or substantially all of the assets of the Employers and such assignee or transferee assumes the liabilities, obligations and duties of the Employers, as contained in this Agreement, either contractually or as a matter of law. As used in this Agreement, the "Employers" and "Holdings" shall mean the Employers and Holdings as hereinbefore defined, respectively, and any successor to their business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         SECTION 7. Confidential Information. Non-Disclosure. During the Employment or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Employers, in any manner whatsoever, any Confidential Information (as hereinafter defined) of Employers or any subsidiary of Employers without the prior written consent of the CEO.

         (a) Definition. As used herein, "Confidential Information" means information disclosed to or known by Employee as a direct or indirect consequence of or though the Employment about Employers or any subsidiary of Employers, or their respective businesses, products and practices which information is not generally known in the business in which Employers or any subsidiary of Employers is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Employee, (ii) released in writing by Employers to the public or to persons who are not under a similar obligation of confidentiality to Employers and who are not parties to this Agreement, (iii) obtained by Employee from a third party not under a similar obligation of confidentiality to Employers, (iv) required to be disclosed by any court process or any government or agency or department of any government, or (v) the subject of a written waiver executed by either Employers for the benefit of Employee.

         (b) Return of Property. Upon termination of the Employment, Employee will surrender to Employers all Confidential Information, including without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Employers or any subsidiary of the Employers, and all copies thereof, and all other property belonging to the Employers or any subsidiary of the Employers, provided Employee shall be accorded reasonable access to such Confidential Information subsequent to the Termination of Employment for any proper purpose as determined in the reasonable judgement of any of the Employers.

         SECTION 8. Agreement Not to Solicit Employees. Employee agrees that, for a period of two (2) years following the termination of Employment, neither he nor any affiliate shall, on behalf of any business engaged in a business competitive with Employers or any subsidiary of Employers, solicit or induce, or in any manner attempt to solicit or induce, any person employed by, or any agent of, any of Employers or any subsidiary of Employers to terminate his employment or agency, as the case may be, with any of Employers of such subsidiary.

         SECTION 9. No Violation. Employee hereby represents and warrants to Employers that the execution, delivery and performance of this Agreement by Employee does not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under any provision of any agreement or understanding to which the Employee or, to the best knowledge of Employee, any of Employee's affiliates are a party or by which Employee, or to the best knowledge of Employee, Employee's affiliates may be bound or affected.

         SECTION 10. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

         SECTION 11. Notices. All Notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, whether or not actually received, two days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

                   Employers:       Thermadyne Holdings Corporation
                                    Attn:  Chief Executive Officer
                                    101 South Hanley Road, Suite 600
                                    St. Louis, MO 63105
                                    Fax:   314-746-2374

                                    and

                                    Thermadyne Holdings Corporation
                                    Attn:  General Counsel
                                    101 South Hanley Road, Suite 600
                                    St. Louis, MO 63105
                                    Fax:   314-746-2327

                   Employee:        c/o Thermadyne Holdings Corporation
                                    101 South Hanley Road, Suite 600
                                    St. Louis, Missouri 63105

         SECTION 12. Invalid Provisions. In any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance for this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         SECTION 13. Amendments. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an officer of Employers and by Employee.

         SECTION 14. Waiver. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power to be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity of otherwise.

         SECTION 15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same Agreement.

         SECTION 16. Governing Law. This Agreement shall be construed and enforced according to the laws of the State of Missouri.

         SECTION 17. Payment Upon Death of Employee. In the event of the death of Employee during the term hereof, any unpaid payments due either prior to Employee's death or after Employee's death or after Employee's death shall be payable as designated by Employee in writing to Employers. In the event of the death of all such persons so designated by the Employee, either prior to the death of the Employee or during any time when payments are due as provided herein, or in the event Employee fails to so designate, or withdraws all such designations, said payments thereafter shall be made to the Employee or to Employee's estate.

         SECTION 18. Prior Employment Agreements. This Agreement supersedes any and all other employment, change-in-control, severance or similar agreements between Employee and Employers.

         SECTION 19. Jointly and Severally Liable. Each of the Employers that have signed below is a party to this Agreement and is jointly and severally liable for the obligations of Employers set forth in this Agreement

         SECTION 20. Acknowledgement. As a condition to Employers' assumption of the Prior Agreements and execution of this Agreement, Employee hereby acknowledges and agrees as follows:

         (a) Assumption of the Prior Agreements and execution of this Agreement shall in no manner be deemed to be a commitment by Employers to continue the Employment of Employee on or after the effective date of any chapter 11 plan of reorganization of any Employer, subject to the Employee's right to compensation following termination set forth in Section 4; and

         (b) Employee irrevocably waives all rights, if any, to claim that Employee's employment under the Prior Employment Agreements was terminated, constructively or otherwise, prior to the date hereof; and

         (c) Employee agrees that all claims, if any, against the Employers which arose prior to the Petition Date are hereby deemed to be satisfied and Employee irrevocably waives all rights, if any, to such claims; provided, however, this Section 20(c) shall not apply to claims for unpaid amounts of incidental benefits such as reimbursement for out-of-pocket expenses for travel and entertainment, or for health or dental benefits, vacation pay, automobile expenses and the like.

                                   * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Executive Employment Agreement as of the date first above written.


                                    EMPLOYEE:


                                           /s/ OSVALDO RICCI
                                       ---------------------------------------
                                               Osvaldo Ricci


                                    EMPLOYERS:

                                    THERMADYNE HOLDINGS CORPORATION


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE MFG. LLC


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE INDUSTRIES, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE CAPITAL CORP.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    VICTOR EQUIPMENT COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O. RICCI)

                                    THERMADYNE INTERNATIONAL CORP.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    VICTOR GAS SYSTEMS, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    TWECO PRODUCTS, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMAL DYNAMICS CORP.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    STOODY COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMAL ARC, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O. RICCI)

                                    C&G SYSTEMS HOLDING, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    C&G SYSTEMS, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE ITALIA, SRL.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE AUSTRALIA PTY LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE ASIA/PACIFIC PTE LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE JAPAN, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO

SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O.RICCI)

                                    THERMADYNE SOUTH AMERICA HOLDINGS, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE SOUTH AFRICA (PTY) LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    MAXWELD & BRAZE (PTY) LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    GENSET S.P.A.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    TECMO SRL


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    OCIM SRL


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO

SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O.RICCI)

                                    DUXTECH PTY. LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    COMWELD GROUP PTY. LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE BRAZIL HOLDINGS, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE VICTOR LTDA.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE CHILE HOLDINGS, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    SOLTEC SA


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O.RICCI)

                                    THERMADYNE DO BRASIL LTDA.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE INDUSTRIES LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE CYLINDER CO.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    MECO HOLDING COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    MODERN ENGINEERING COMPANY, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE WELDING PRODUCTS CANADA, LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO



SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O.RICCI)

                                    THERMADYNE DE MEXICO S.A. DE C.V.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    TWECO DE MEXICO S.A. DE C.V.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    ARCAIR STOODY EUROPE S.A.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    VICTOR EQUIPMENT DE MEXICO S.A. DE C.V.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    COMWELD GROUP PTY. LTD.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    PHILIPPINE WELDING EQUIPMENT, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO



SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O.RICCI)

                                    COMWELD PHILIPPINES, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    THERMADYNE ASIA SDN BHD


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    PT COMWELD INDONESIA


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


                                    COMWELD MALAYSIA SDN


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                           James H. Tate
                                    Title: Senior Vice President & CFO


SIGNATURE PAGE TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (O.RICCI)